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                       AIM VARIABLE INSURANCE FUNDS, INC.

                        AIM V.I. DIVERSIFIED INCOME FUND

                       Supplemented dated October 1, 1999
                      to the Prospectus dated May 3, 1999
                          as Supplemented July 1, 1999


The fifth paragraph under the "INVESTMENT OBJECTIVE AND STRATEGIES" section on page 1 of the prospectus is deleted and replaced with the following:

                  "In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective."